UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 1998

                            WIRELESS ONE, INC.
            (Exact name of registrant as specified in its charter)




Delaware                         0-26836                    72-1300837

(State or other jurisdiction   (Commission file number)     (IRS Employer
of incorporation)                                           Identification No.)

1080 River Oaks Drive, Suite A150, Jackson, Mississippi          39208
(Address of principal executive office)                          (Zip Code)

Registrant's telephone number, including area code: (601) 936-1515


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               ITEM 5.   OTHER EVENTS.

On   August   24,   1998,  Wireless  One,  Inc.  (the
"Company") successfully completed its solicitation of
consents from certain holders of its 13% Senior Notes
due October 15, 2003 and its 13 1/2 % Senior Discount
Notes due August 1, 2006  (together,  the "Notes") to
certain   proposed   amendments   to  the  indentures
governing   such  Notes  (the  "Indentures").    Upon
receiving  the   requisite   consents,   the  Company
promptly  executed  supplemental indentures  amending
the Indentures.  This  Form  8-K  is qualified in its
entirety by (i) the press release,  dated  August 24,
1998,   announcing   the   success   of  the  consent
solicitation and the execution of the supplemental indentures and (ii) the supplemental indentures, each dated August 24, 1998; these items are filed as exhibits hereto and incorporated by reference herein.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

EXHIBIT NO.                     DESCRIPTION
4.1                             Indenture between the Company and United States Trust Company of
                                New York, as Trustee, dated October 24, 1995(1)
4.2                             Supplemental Indenture between the Registrant and United States
                                Trust Company of New York, as trustee, dated July 26, 1996(2)
4.3                             Indenture between the Company and United States Trust Company of
                                New York, as Trustee, dated August 12, 1996(2)
4.4                             Second Supplemental Indenture between the Registrant and United
                                States Trust Company of New York, as trustee, dated August 24,
                                1998, pertaining to the Registrant's 13% Senior Notes due October
                                15, 2003
4.5                             First Supplemental Indenture between the Registrant and the United
                                States Trust Company of New York, as trustee, dated August 24,
                                1998, pertaining to the Registrant's 13 1/2 % Senior Discount
                                Notes due August 1, 2006
99.1                            Press Release, dated August 24, 1998, from the Registrant


(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1
(Registration Number 33-94942) as declared effective by the commission on October 18, 1995.

(2) Incorporated herein by reference from the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996.

                     SIGNATURES

          Pursuant   to   the   requirements  of  the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WIRELESS ONE, INC.



Date: August 25, 1998              /S/ HENRY M. BURKHALTER
                                   Henry M. Burkhalter
                                   Chief Executive Officer



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